TRIBUTARY FUNDS, INC.
(the "Fund")

Supplement dated January 3, 2019 to the
Statement of Additional Information ("SAI") dated August 1, 2018

The paragraph on page 18 of the SAI for the Tributary Small/Mid Cap Fund, immediately below the Chart disclosing the Directors' compensation from the Funds during the most recent fiscal year, is replaced with the following:
The Company's Interested Directors and officers receive no compensation directly from the Funds for performing the duties of their offices. The Company's Independent Directors are compensated by the Company for their service as Directors pursuant to a Compensation Policy. Pursuant to the Compensation Policy, effective January 1, 2019, each Independent Director is paid an annual retainer of $10,840, a meeting attendance fee of $1,806 for each quarterly Board meeting attended in-person ($1,085 for each quarterly Board meeting attended telephonically), and a fee of $750 for each telephonic Board meeting or Committee meeting not held on the same day as a quarterly Board meeting. Independent Directors may also be paid $750 per day for attendance at certain business meetings as an official representative of the Company. For meetings not held on the same day as a quarterly Board meeting, the Lead Independent Director and the Chairman of the Audit Committee and the Corporate Governance and Nominations Committee are paid an additional fee of $2,000, $1,500 and $1,250, respectively, for preparing for and attending such meetings. Effective January 1, 2020, each Independent Director will be paid an annual retainer of $21,676, and a meeting attendance fee of $3,613 for each quarterly Board meeting attended in-person ($2,168 for each quarterly Board meeting attended telephonically). Pursuant to the Company's amended Corporate Governance and Nominations Committee Charter, the Committee will evaluate Board compensation on a bi-annual basis, with each such evaluation taking place in the second year following the later of the most recent compensation adjustment or evaluation.

Pursuant to the Compensation Policy, the Independent Directors will invest at least 10% of all categories of their compensation in Fund shares. Investments in Fund shares made by the Independent Directors will be governed by the Company's Independent Directors Investment Program, which provides procedures for investment of Director compensation and certain ad hoc Director investments in Fund shares. The Independent Directors Investment Program includes procedures for managing any conflicts of interest, including Director notice, reporting and pre-clearance requirements with respect to investments in Fund shares.

The officers may, from time to time, serve as officers of other investment companies. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") and Tributary Capital Management, LLC, serve as the Funds' Co-Administrators and receive fees from each of the Funds for acting as Co-Administrator.

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